SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Nov-02

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-08                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class A-1   $97,795,897.66 $12,452,063.76    $529,642.27
Class A-2   $18,030,000.00         $0.00      $97,646.73
Class A-3    $5,787,000.00         $0.00      $31,341.19
Class A-4   $32,160,836.00         $0.00     $174,176.41
Class A-5   $98,832,000.00 $1,632,415.53     $452,906.88
Class A-6   $15,204,923.00         $0.00      $82,346.70
Class A-7   $21,317,836.62 $15,393,137.79    $115,452.98
Class A-8   $16,598,000.00         $0.00      $89,891.32
Class A-9    $9,963,000.00         $0.00      $53,957.54
Class A-10   $3,303,000.00         $0.00      $17,888.36
Class X     $10,942,168.37         $0.00      $59,260.51
Class P        $502,502.36    $24,855.69           $0.00
Class B-1    $2,685,529.47     $2,953.16      $14,544.27
Class B-2    $1,150,941.92     $1,265.64       $6,233.26
Class B-3      $767,294.28       $843.76       $4,155.51
Class B-4      $383,647.64       $421.88       $2,077.75
Class B-5      $383,646.65       $421.88       $2,077.75
Class B-6      $383,647.53       $421.88       $2,077.75
Class A-R            $0.00         $0.00           $0.21

           PPIS            Prin Loss     End Bal
Class A-1           $85.51         $0.00  $85,343,833.91
Class A-2           $15.77         $0.00  $18,030,000.00
Class A-3            $5.06         $0.00   $5,787,000.00
Class A-4           $28.12         $0.00  $32,160,836.00
Class A-5           $73.12         $0.00  $97,199,584.47
Class A-6           $13.30         $0.00  $14,953,782.23
Class A-7           $18.64         $0.00   $5,924,698.82
Class A-8           $14.51         $0.00  $16,598,000.00
Class A-9            $8.71         $0.00   $9,963,000.00
Class A-10           $2.89         $0.00   $3,303,000.00
Class X              $9.57         $0.00   $9,691,052.21
Class P              $0.00         $0.00     $477,646.67
Class B-1            $2.35         $0.00   $2,682,576.31
Class B-2            $1.01         $0.00   $1,149,676.28
Class B-3            $0.67         $0.00     $766,450.52
Class B-4            $0.34         $0.00     $383,225.76
Class B-5            $0.34         $0.00     $383,224.77
Class B-6            $0.34         $0.00     $383,225.65
Class A-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class A-1       753.6036377    95.9541327
Class A-2      1000.0000000     0.0000000
Class A-3      1000.0000000     0.0000000
Class A-4      1000.0000000     0.0000000
Class A-5      1000.0000000    16.5170747
Class A-6      1000.0000000     0.0000000
Class A-7       327.7801346   236.6827774
Class A-8      1000.0000000     0.0000000
Class A-9      1000.0000000     0.0000000
Class A-10     1000.0000000     0.0000000
Class X         778.6598100     0.0000000
Class P         929.6973657    45.9863819
Class B-1       994.3952603     1.0934932
Class B-2       994.3952674     1.0934926
Class B-3       994.3952650     1.0934930
Class B-4       994.3952723     1.0934916
Class B-5       994.3952837     1.0934944
Class B-6       994.3956573     1.0934924
Class A-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class A-1         4.0813608   657.6495050     0.065000000
Class A-2         5.4157923  1000.0000000     0.065000000
Class A-3         5.4157923  1000.0000000     0.065000000
Class A-4         5.4157923  1000.0000000     0.065000000
Class A-5         4.5825935   983.4829253     0.055000000
Class A-6         5.4157923   983.4829305     0.065000000
Class A-7         1.7751892    91.0973573     0.065000000
Class A-8         5.4157921  1000.0000000     0.065000000
Class A-9         5.4157923  1000.0000000     0.065000000
Class A-10        5.4157923  1000.0000000     0.065000000
Class X           4.2170599   689.6286565     0.065000000
Class P           0.0000000   883.7109837     0.000000000
Class B-1         5.3854383   993.3017670     0.065000000
Class B-2         5.3854362   993.3017749     0.065000000
Class B-3         5.3854428   993.3017720     0.065000000
Class B-4         5.3854229   993.3017807     0.065000000
Class B-5         5.3854368   993.3017892     0.065000000
Class B-6         5.3854265   993.3021649     0.065000000
Class A-R         4.2000000     0.0000000     0.065000000

           **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
                  153763.99     724847.09       878611.08             0

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
           Number of Loans Ending SchedulScheduled PrinciPrincipal Prepayment
                        811     280535980       341020.69   29167780.28


iv) Servicing Fees                                          64592.45111



vi) Delinquency Information for all Mortgage Loans

1 Month Delinquent                  8.00      2931430.47
2 Month Delinquent                  1.00       253347.69
3 Months or More Delinquent         0.00            0.00

vi) Mortgage Loans in Foreclosure Proceedings
Count                    0
Balance                  0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
Count                    0
Balance                  0

Mortgage Loans in Bankruptcy Proceedings
Count                    1
Balance            272,247



x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Principal Bal. of Subs. and Purch.
Number
of Substitutions                         0

Principal Balance
of Substitutions                         0

Number
of Purchases                             0

Purchase Price                           0

xi,xvi) Cumulative Interest Shortfalls
xvii)   Realized Losses:
                           Class A-1                    0
                           Class A-2                    0
                           Class A-3                    0
                           Class A-4                    0
                           Class A-5                    0
                           Class A-6                    0
                           Class A-7                    0
                           Class A-8                    0
                           Class A-9                    0
                           Class A-10                   0
                           Class X                      0
                           Class B-1                    0
                           Class B-2                    0
                           Class B-3                    0
                           Class B-4                    0
                           Class B-5                    0
                           Class B-6                    0
                           Class A-R                    0
                           Total                        0

xvii)   Realized Losses:
                           Current                  0.00
                           Cumulative               0.00
                           Prior 3 Years            0.00


Gross Coupo      6.9688646%
Net Coupon       6.7188654%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Washington Mutual Bank, FA
Mortgage-Backed Pass-Through Certificates, Series 2002-S4

  19-Nov-02